                                 The Emerging Markets
                                 Income Fund II Inc

Dear Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund II Inc (the "Fund") as of November 30, 1998. Included are market commentary, a statement of the Fund's investments, and financial statements for the six months ended November 30, 1998.

The net asset value of the Fund decreased from $15.03 per share on May 29, 1998 to $10.44 per share on November 30, 1998. Dividends of $0.83 per share from net investment income were declared during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the six months ended November 30, 1998 was a negative 23.83%. In comparison, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+") incurred a loss of 13.76% during the same period.

On November 30, 1998, the Fund was approximately 96% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in short-term investments.

PERFORMANCE OVERVIEW VERSUS THE BENCHMARK

The Fund's underperformance during the period was a result of the negative effects of the Fund's leverage and our decision to slightly overweight US Dollar denominated Russian Eurobonds. Our decision to slightly overweight Russian Eurobonds came after our analysis that while Russia had a severe domestic problem, Russia's external debt burden was low enough that timely payment of Eurobond debt was not terribly onerous. In addition we felt that the significant yield afforded the Fund was adequate to compensate the Fund for the risk. Unfortunately, while the Fund's Eurobonds have been paid on time without default, the Fund has suffered significant mark-to-market losses as a result of Russia's decision to default on ruble denominated domestic debt that the Fund did not own.

The Fund's leverage, which has remained constant since the Fund's inception, tends to negatively exaggerate the Fund's performance in down markets and positively exaggerate the Fund's performance in up markets.

While we were pleased with the other decisions we made during the end of the period, including trimming Brazil which subsequently underperformed the Index, and overweighting Colombia and Venezuela which performed very well versus the Index, it was not enough to make up for the losses the Fund experienced as a result of our Russia decision and the Fund's leverage.

EMERGING MARKETS DEBT OVERVIEW

During the six-month period ended November 30, 1998, the emerging debt market experienced an initial period of strength, a period of extreme volatility in the month of August, and a partial recovery towards the end of the period.

Performance was poor in August, due to continued fall-out from the Asian crisis combined with Russia's economic and political turmoil which exerted pressure on Latin American credits as

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investors reduced their exposure to all emerging markets countries. Russia's dramatic decline during the period was due to a number of factors including a forced restructuring of all domestic debt; a ruble devaluation; Yeltsin's dismissal of his cabinet; and a failure of the Duma to approve Chernomyrdin as the next Prime Minister. These developments devastated Russian dollar-denominated bond prices (prices declined 72% in August alone). The timing of the debt restructuring and devaluation, coming less than a month after Russia's latest IMF financing, was a tremendous shock to the market and caused a wide-spread sell-off across all emerging markets.

At the end of the period, however, market concerns of global contagion lessened in the emerging debt market due to a number of positive world events including the Clinton administration and the US Congress reaching an agreement on additional funding for the International Monetary Fund ("IMF") which totaled US$17.9 billion. This funding was crucial for the IMF to play a major role in preventing financial meltdown in Latin America. Also, towards the period's end, the Brazilian government reached an agreement with the IMF on fiscal targets for the next three years which should help Brazil somewhat over the next few months. An illustration of the recovery in the emerging markets was shown during September, when the EMBI+ returned 9.78%, the second largest monthly gain since the Index's inception.

The following regional overviews highlight significant events during the period.

LATIN AMERICA

Argentina    The IMF mission completed its review of Argentina, announcing that the country has met all of its fiscal targets for the first half of 1998 including all Extended Fund Facility ("EFF") performance targets, and that implementation of structural reforms included in the program has been substantial. Additionally, the World Bank made positive announcements with regard to Argentina and will extend US$4.5 billion for debt financing. While Argentina's capital raising efforts are impressive, we remain underweight in Argentina due to concerns over Brazil's economic outlook.

Brazil    At the end of the period, Brazil was downgraded to B2 by Moody's. In response to this, as well as to continued capital outflows, the government announced a fiscal package aimed at spending cuts in 1998 and 1999. Additionally, in a long-anticipated move, an agreement was made with the IMF totaling US$41.5 billion of assistance. The three-year program envisages fiscal surpluses through a series of reform initiatives of 2.6%, 2.8%, and 3.0% for 1999, 2000, and 2001 respectively. Separately, Brazil elected a new president, Fernando Henrique Cardoso, who secured approximately 50% of the vote, versus Luiz Inacio "Lula" da Silva's 35%, and Ciro Gomes' 11%. Brazil is currently dealing with the consequences of its devaluation of the real. In addition, we are concerned that their level of short-term local currency debt ($300 billion) is a potential problem, and thus remain underweight in Brazil.

Colombia    During the period, Colombia devalued the peso by 9%. Although the devaluation was not a surprise, the timing of it was, as it wasn't expected to happen until after the presidential elections in January. Both Moody's and Standard & Poor's stated that implementing the fiscal package in a timely fashion is more important now than ever before and, because of the devaluation, Congress will likely speed up the process. Separately, Colombia's new President, Andres Pastrana, traveled to Washington to meet with top officials from the World Bank and the Inter-American Development Bank ("IADB"), the first state visit to the US by a Colombian president in 23 years. As

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a result of the meetings, an expected US$2 billion is to be made available to
Colombia in 1999. This amount will bring total financing to about US$4 billion for the 1998-1999 period.

Ecuador    Events in Ecuador mirrored Colombia's somewhat during the period as both countries elected new Presidents as well as devalued their currencies. Jamil Mahuad was the official first-round winner of the Ecuadorian presidential race, with 34.9% of the vote, followed by Alvaro Noboa with 26.6%. Mahuad is an experienced politician with a respected economic team, and is believed to be the one with the ability to stabilize the economy. In addition, Ecuador also entered into a peace agreement with Peru which should help stabilize the regional tensions and increase foreign investment. While we are relatively pleased with Ecuador's progress, we remain roughly neutral on the credit as we fear continued lower oil prices and a tenuous fiscal situation will cap upward price momentum. Further reforms will need to take place for us to increase our exposure.

Mexico    The Zedillo administration presented its proposed MXP (Mexican Peso)
1.02 trillion 1999 budget to Congress, which was in line with market expectations and is one of the most stringent budgets ever submitted to Congress. The budget assumes 3% GDP growth, a reduction in inflation to 13%, limits the size of the fiscal deficit to 1.25% of GDP, and incorporates a difficult external environment in 1999. Mexico's limited need for new capital in 1999 leads us to believe that the country is a relative safe haven versus other more volatile assets. We are, however, slightly underweight due to tight spread levels.

Peru    The Peruvian government continues to show overall fiscal prudence as all
IMF macroeconomic targets have been met. In addition, the government has initiated efforts to broaden the tax base and reduce tax evasion and has proposed US$110 million in spending cuts in the 1999 budget. During the period, the government sold a 30% stake in four electricity distribution firms to a local bidder for US$145 million, a 61% premium over the minimum asking price. This is important as it bodes well for future privatizations. We maintained our overweight position during the period.

Venezuela    Venezuela's presidential race resulted in a landslide victory for
Hugo Chavez, a reformist who led an unsuccessful government overthrow in 1991. Chavez won with 56% of the votes, compared to Salas Romer's 40% and Irene Saez's 3.1%. This overwhelming victory in a democratic election was due to Chavez's campaign promises to change Venezuela's governmental elitism and improve living conditions for the poor. The election was won by the largest margin in 15 years-and is a clear mandate for change.

Chavez's primary challenges include restoring economic growth in a low oil price environment, as well as working with a widely polarized Congress. The market will watch developments closely as Chavez makes his initial Cabinet appointments, especially in the area of economic policy. We remain overweight in Venezuela due to three primary factors: 1) Venezuela's capital needs in 1999 are relatively limited; 2) Venezuela retired a good deal of its external debt with the proceeds of the 1997 oil boom; and 3) Venezuelan yield spreads are at historically wide levels versus other similarly rated countries.

EASTERN EUROPE

Bulgaria    The IMF recently approved a three-year EFF program for Bulgaria, totaling over US$850 million. We remain slightly overweight in Bulgaria due to the country's limited amount of debt service, and its ability to meet fiscal targets.

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Russia    Russia experienced tremendous volatility during the period due to the ruble being devalued and continuous shifts in government. These developments devastated Russian dollar denominated bond prices during the month of August, with prices declining over 70%. As a result, the tremendous shock to the market caused a wide-spread sell-off across all emerging markets. The timing of these events was unfortunate, coming when the investment community was already in need of a convincing commitment to promote political continuity and fiscal reform. While evidence is slowly emerging that the government is at least trying to sort out some of the challenges it faces, the IMF has yet to approve a budget proposed by the government.

While we are extremely concerned with Russia's ability to reform both financially and politically, we continue to have a slightly overweight US dollar-denominated position in the Fund. It is important to note as mentioned in our Performance Overview, that while the Fund suffered significant mark-to-market losses in these positions, the Fund did not own ruble-denominated debt which defaulted in August. We believe the bonds, trading at cents on the dollar, have much more upside than downside in an unchanged environment. In addition, there is significant return potential if the country implements any meaningful reforms.

In conclusion, despite improved performance at the end of the period, the emerging debt market will continue to be impacted as investors assess their appetite for risk and evaluate the appropriate risk premium for investing in credit sensitive fixed income assets. Although market sentiment has certainly improved and we are confident that the outlook is much more positive, we do expect this volatile period in the emerging markets to continue in the short term.

ANNUAL SHAREHOLDERS MEETING

THE Fund held its annual shareholders meeting on September 16, 1998. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent acountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. ELECTION OF DIRECTORS
         NOMINEES                   VOTES FOR                 VOTES AGAINST
         ---------                  ---------                 ------------
         Heath B. McLendon          18,437,121                   393,061
         Riordan Roett              18,436,166                   394,016
         Leslie H. Gelb             18,429,657                   400,525

2. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND
         VOTES FOR                  VOTES AGAINST             VOTES ABSTAINED
         ---------                  ------------              ---------------
         18,610,068                     96,497                      123,617


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In a continuing effort to provide timely information concerning The Emerging
Markets Income Fund II Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund II stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ William D. Cvengros                   /s/ Heath B. McLendon
William D. Cvengros                       Heath B. McLendon
Co-Chairman of the Board                  Co-Chairman of the Board

/s/ Peter J. Wilby
Peter J. Wilby
Executive Vice President

                                                                          Page 5

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Statement of Investments (unaudited)
November 30, 1998


     PRINCIPAL
    AMOUNT (a)    Bonds -- 81.5%                                                             VALUE
-------------------------------------------------------------------------------------------------------------------
                  ARGENTINA -- 11.3%
                  Republic of Argentina:
      1,285,188     Bocon, Pre 4, 5.19833% due 9/1/02*..............................    $  1,125,182
Peso 10,766,134+    Bocon, Pro 1, 2.9091% due 4/1/07*...............................       6,950,331
      6,000,000+    Discount Bond, Series L-GL, 6.0625% due 3/31/23*................       4,530,000
     12,600,000     Global Bond, 11.000% due 12/4/05................................      13,198,500
      5,000,000     Global Bond, 11.000% due 10/9/06................................       5,118,750
        500,000     Structured Note, 12.11% due 4/10/05*(b).........................         470,000
Peso  1,750,000+    8.750% due 7/10/02..............................................       1,468,018
Peso  2,000,000+    11.750% due 2/12/07.............................................       1,757,746
      2,250,000+    11.750% due 2/12/07#............................................       1,977,464
                                                                                        ------------
                                                                                          36,595,991
                                                                                        ------------

                  BRAZIL -- 4.5%
      4,000,000+  Companhia Energetica De Sao Paulo, 9.125% due 6/26/07*............       3,540,000
                  Federal Republic of Brazil:
      4,500,000+    Discount Bond, Series ZL, 6.125% due 4/15/24*...................       2,941,875
      8,250,000+    Global Bond, 9.375% due 4/7/08..................................       6,595,875
      2,000,000+    NMB, Series L, 6.1875% due 4/15/09*.............................       1,320,000
                                                                                        ------------
                                                                                          14,397,750
                                                                                        ------------

                  BULGARIA -- 3.6%
                  Republic of Bulgaria:
     14,000,000+    FLIRB, Series A, 2.500% due 7/28/12*............................       8,750,000
      3,875,000     IAB, 6.6875% due 7/28/11*.......................................       2,857,840
                                                                                        ------------
                                                                                          11,607,840
                                                                                        ------------
                  COLOMBIA -- 3.3%
                  Republic of Colombia:
        750,000     7.500% due 2/15/03..............................................         652,500
      5,000,000+    7.625% due 2/15/07..............................................       4,125,000
      6,275,000+    12.243% due 8/13/05*............................................       5,835,750
                                                                                        ------------
                                                                                          10,613,250
                                                                                        ------------
                  COSTA RICA -- 6.2%
                  Costa Rica:
        169,578+    Interest Bond, Series B, 6.20703% due 5/21/05*..................         163,643
      7,200,000+    Principal Bond, 6.250% due 5/21/10..............................       6,372,000
     16,000,000+    Principal Bond, 6.250% due 5/21/15..............................      13,440,000
                                                                                        ------------
                                                                                          19,975,643
                                                                                        ------------


                See accompanying notes to financial statements.



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Statement of Investments (unaudited) (continued)
November 30, 1998


     PRINCIPAL
    AMOUNT (a)    Bonds -- 81.5% (continued)                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
                  CROATIA -- 3.3%
                  Republic of Croatia, FRN:
     10,500,000+    Series A, 6.5625% due 7/31/10*..................................    $  8,505,000
      2,714,337     Series B, 6.5625% due 7/31/06*..................................       2,252,900
                                                                                        ------------
                                                                                          10,757,900
                                                                                        ------------
                  ECUADOR -- 4.0%
                  Republic of Ecuador:
      1,500,000     Discount Bond, 6.625% due 2/28/25*..............................         887,812
        495,000     IE Bond, 6.5625% due 12/21/04*..................................         351,450
     23,235,808+    PDIBond, 6.625% due 2/27/15*(c).................................      11,574,337
                                                                                        ------------
                                                                                          12,813,599
                                                                                        ------------

                  INDONESIA -- 1.6%
      5,001,900   Pt Polytama Propindo, 11.25% due 6/15/07..........................       1,062,904
                  Tjiwi Kimia International Finance Company B.V:
      1,000,000+    13.250% due 8/1/01..............................................         750,000
      5,000,000+    10.000% due 8/1/04..............................................       3,225,000
                                                                                        ------------
                                                                                           5,037,904
                                                                                        ------------
                  IVORY COAST -- 0.1%
        725,000   Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18*...............         228,375
                                                                                        ------------


                  MEXICO -- 10.3%
      3,000,000+  Grupo Industrial Durango, 12.000% due 7/15/01.....................       2,850,000
      2,000,000+  Hylsa S.A. de C.V., 9.250% due 9/15/07............................       1,630,000
                  United Mexican States, Global Bond:
     10,000,000     9.875% due 1/15/07..............................................      10,062,500
     17,525,000     11.375% due 9/15/16.............................................      18,773,656
                                                                                        ------------
                                                                                          33,316,156
                                                                                        ------------
                  PANAMA -- 2.3%
      9,875,000+  Republic of Panama, IRB, 4.000% due 7/17/14*......................       7,572,891
                                                                                        ------------

                  PERU -- 5.3%
     27,200,000+  Republic of Peru, PDI Bond, 4.000% due 3/7/17*....................      17,119,000
                                                                                        ------------

                 See accompanying notes to financial statements.

                                                                                              Page 7


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Statement of Investments (unaudited) (continued)
November 30, 1998



     PRINCIPAL
    AMOUNT (a)    Bonds -- 81.5% (concluded)                                                 VALUE
-------------------------------------------------------------------------------------------------------------------
                  PHILIPPINES -- 4.7%
                  Republic of the Philippines:
      2,300,000+    8.750% due 10/7/16#.............................................    $  2,231,000
     13,000,000+    Treasury Bond, 8.875% due 4/15/08...............................      12,837,500
                                                                                        ------------
                                                                                          15,068,500
                                                                                        ------------
                  POLAND -- 1.4%
                  Republic of Poland:
      2,760,000+    PDI Bond, 4.000% due 10/27/14*..................................       2,594,400
      3,000,000+    RSTA Bond, 4.000% due 10/27/24*.................................       2,115,000
                                                                                        ------------
                                                                                           4,709,400
                                                                                        ------------
                  RUSSIA -- 6.5%
                  Russian Government, Global Bond:
      5,325,000+    11.750% due 6/10/03#............................................       1,863,750
      8,425,000     11.000% due 7/24/18.............................................       2,148,375
     57,525,000+    12.750% due 6/24/28.............................................      16,826,063
      1,505,187     IAN, 6.625% due 12/15/15*,#.....................................         199,437
                                                                                        ------------
                                                                                          21,037,625
                                                                                        ------------
                  SOUTH KOREA -- 2.3%
                  Export-Import Bank of Korea, Global Bond:
      1,100,000+    7.250% due 6/25/01..............................................       1,023,440
     1,560,0000+    6.500% due 2/10/02..............................................       1,413,516
     5,800,0000+  Korea Development Bank, Global Bond, 6.625% due 11/21/03..........       5,098,200
                                                                                        ------------
                                                                                           7,535,156
                                                                                        ------------
                  URUGUAY -- 1.1%
                  Uruguay:
      1,565,788+    DCB, Series B, 6.6875% due 2/18/07*.............................       1,299,604
      2,647,058+    NMB, 6.8125% due 2/19/06*.......................................       2,263,235
                                                                                        ------------
                                                                                           3,562,839
                                                                                        ------------
                  VENEZUELA -- 9.7%
                  Republic of Venezuela:
        452,496+    DCB, Series DL, 6.625% due 12/18/07*............................         260,185
     50,392,658+    FLIRB, Series A, 6.125% due 3/31/07*............................      27,715,962
        607,143+    FLIRB, Series B, 6.125% due 3/31/07*............................         333,929
      4,000,000     Global Bond, 13.625% due 8/15/18................................       2,870,000
                                                                                        ------------
                                                                                          31,180,076
                                                                                        ------------
                  TOTAL BONDS (cost -- $287,181,513)................................     263,129,895
                                                                                        ------------

                 See accompanying notes to financial statements.


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Statement of Investments (unaudited) (continued)
November 30, 1998


     PRINCIPAL
    AMOUNT (a)    Loan Participations++ -- 14.5%                                             VALUE
-------------------------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
      2,863,633     Tranche A, 7.1875% due 3/4/00* (Chase Manhattan Bank)..........     $  2,527,156
      5,727,267     Tranche 1, 6.375% due 9/4/06* (Chase Manhattan Bank)...........        2,806,361
     16,000,000     Tranche 3, 6.53125% due 3/4/10* (Chase Manhattan Bank).........        7,440,000
                  Government of Jamaica:
        222,190     Tranche A, 6.1875% due 10/15/00 (Chase Manhattan Bank).........          208,859
      4,812,500     Tranche B, 6.250% due 11/15/04 (Chase Manhattan Bank,
                      Morgan Guaranty Trust Company of New York)...................        3,946,250
                  Kingdom of Morocco:
Yen 708,010,686     Tranche A, 3.0175% due 1/1/09* (Goldman Sachs).................        4,399,011
     28,470,590+    Tranche B, 6.0625% due 1/1/04* (Chase Manhattan Bank,
                      Morgan Stanley Emerging Markets, Inc.)........................      24,627,060
      4,950,000   Russian Government:
     11,250,000+    Principal Loan, 6.625%, due 12/15/20
                      (Chase Manhattan Bank, Goldman Sachs, ING Bank)...............         815,625
      3,000,000     Foreign Trade Obligation due 6/26/07 ## (Bank of America).......         180,000
                                                                                        ------------
                  TOTAL LOAN PARTICIPATIONS (cost -- $63,159,877)...................      46,950,322
                                                                                        ------------
                  TOTAL BONDS AND LOAN PARTICIPATIONS (cost -- $350,341,390)........     310,080,217
                                                                                        ------------

                  Repurchase Agreement -- 4.0%
----------------------------------------------------------------------------------------------------
     12,783,000   Merrill Lynch, 5.25%, dated 11/30/98, $12,784,864 due 12/1/98,
                    (collateralized by $10,370,000 U.S. Treasury Note, 13.375%
                    due 8/15/01, valued at $13,040,275) (Cost-- $12,783,000)........      12,783,000
                                                                                        ------------
                  TOTAL INVESTMENTS -- 100% (Cost -- $363,124,390**)................    $322,863,217
                                                                                        ============

                 See accompanying notes to financial statements.

                                                                                              Page 9



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Statement of Investments (unaudited)(concluded)
November 30, 1998

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT NOVEMBER 30, 1998:


              CONTRACTS       IN EXCHANGE      CONTRACTS AT        DELIVERY        UNREALIZED
             TO DELIVER           FOR             VALUE              DATE         APPRECIATION
           ---------------   -------------    --------------       --------       ------------
Sale.......Yen 589,000,000   US $4,881,081    US $4,804,596        12/28/98          $76,484


--------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate linked to yield to maturity of the Republic of Argentina 11% Bonds due October 9, 2006, the Republic of Argentina 9.75% Global Bonds due September 19, 2027 and 30-year US Treasury Bond.
   (c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
     * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.
    ## Non-income producing. Security is currently in default.

    Abbreviations used in this statement:
    BOCON    - Bonos De Consolidacion.
    DCB      - Debt Conversion Bond.
    FLIRB    - Front Loaded Interest Reduction Bond.
    FRN      - Floating Rate Note.
    IAN      - Interest Arrears Note.
    IE       - Interest Equalization Bond.
    IRB      - Interest Reduction Bond.
    NMB      - New Money Bond.
    PDI      - Past Due Interest.
    Peso     - Argentina Peso.
    RSTA     - Revolving Short Term Agreement.
    Yen      - Japanese Yen.

                 See accompanying notes to financial statements.
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Statement of Assets and Liabilities
November 30, 1998 (unaudited)


ASSETS
  Investments, at value (cost -- $350,341,390).......................................   $310,080,217
  Repurchase agreement...............................................................     12,783,000
  Cash...............................................................................            684
  Receivable for securities sold.....................................................     16,735,547
  Interest receivable................................................................      9,001,846
  Net unrealized appreciation on forward foreign currency contracts..................         76,484
  Prepaid expenses...................................................................          4,947
                                                                                        ------------
  Total Assets.......................................................................    348,682,725
                                                                                        ------------

LIABILITIES
  Loan payable (Note 4)..............................................................    100,000,000
  Payable for securities purchased...................................................     12,615,000
  Accrued interest expense on loan...................................................        463,804
  Accrued management fee (Note 2)....................................................        220,548
  Other accrued expenses.............................................................        356,439
                                                                                        ------------
  Total Liabilities..................................................................    113,655,791
                                                                                        ------------
  Net Assets.........................................................................   $235,026,934
                                                                                        ============
NET ASSETS
  Common Stock ($0.001 par value, authorized
    100,000,000; 22,512,948 shares outstanding)......................................   $     22,513
  Additional paid-in capital.........................................................    314,733,727
  Undistributed net investment income................................................      9,762,127
  Accumulated net realized loss on investments.......................................    (49,314,742)
  Net unrealized depreciation on investments and foreign currencies..................    (40,176,691)
                                                                                        ------------
  Net Assets.........................................................................   $235,026,934
                                                                                        ============

NET ASSET VALUE PER SHARE ($235,026,934 / 22,512,948 shares).........................         $10.44
                                                                                              ======

                 See accompanying notes to financial statements.

                                                                                             Page 11

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Operations
For the Six Months Ended November 30, 1998 (unaudited)


INCOME
  Interest (includes discount accretion of $6,602,903)...............................    $ 25,642,054

EXPENSES
  Interest on loan.....................................................    $3,163,455
  Management fee.......................................................     1,507,586
  Custodian............................................................        85,100
  Audit and tax services...............................................        36,445
  Legal................................................................        33,485
  Printing.............................................................        26,825
  Transfer agent expenses..............................................        18,685
  Directors' fees and expenses.........................................        16,835
  Listing fees.........................................................        16,391
  Other...............................................................         22,656       4,927,463
                                                                           ----------    ------------
Net Investment Income................................................................      20,714,591
                                                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain (Loss) on:
    Investments......................................................................     (66,831,794)
    Foreign currency transactions....................................................        (128,697)
                                                                                         ------------
                                                                                          (66,960,491)
                                                                                         ------------

  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................     (37,422,768)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................        (287,713)
                                                                                         ------------
                                                                                          (37,710,481)
                                                                                         ------------
Net Loss on Investments and Foreign Currency Transactions............................    (104,670,972)
                                                                                         ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS...........................................    $(83,956,381)
                                                                                         ============


                  See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Changes in Net Assets
For the Six Months Ended November 30, 1998 (unaudited) and the Year Ended May 29, 1998


                                                                                   NOVEMBER 30          MAY 29
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income.............................................              $ 20,714,591        $ 36,700,452
  Net realized gain (loss) on investments and foreign currency
    transactions....................................................               (66,960,491)         28,265,318
  Net change in unrealized appreciation (depreciation)..............               (37,710,481)        (47,077,819)
                                                                                 -------------       -------------
  Net Increase (Decrease) in Net Assets From Operations.............               (83,956,381)         17,887,951
                                                                                 -------------       -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income........................................               (18,432,729)        (35,068,422)
  From net realized capital gains...................................                    --             (30,462,193)
                                                                                 -------------       -------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................               (18,432,729)       (65,530,615)
                                                                                 -------------       -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (213,079 and 353,044 shares issued).............................                 2,336,352           5,469,943
                                                                                 -------------       -------------

Total Increase (Decrease) in Net Assets.............................              (100,052,758)        (42,172,721)
                                                                                 -------------       -------------

NET ASSETS
  Beginning of year.................................................               335,079,692         377,252,413
                                                                                 -------------       -------------
  End of year (includes undistributed net investment income of
    $9,762,127 and $7,480,264, respectively)........................              $235,026,934        $335,079,692
                                                                                 -------------       -------------
                                                                                 -------------       -------------

Statement of Cash Flows
For the Six Months Ended November 30, 1998 (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Purchases of securities............................................................              $(242,430,527)
  Net purchases of short-term investments............................................                (10,565,000)
  Proceeds from sales of securities and principal paydowns...........................                256,679,818
                                                                                                   -------------
                                                                                                       3,684,291
  Net investment income..............................................................                 20,714,591
  Accretion of discount on investments...............................................                 (6,602,903)
  Interest on payment-in-kind bonds..................................................                    (48,875)
  Net change in receivables/payables related to operations...........................                 (1,650,700)
                                                                                                   -------------
  Net Cash Provided by Operating Activities..........................................                 16,096,404
                                                                                                   -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares issued in reinvestment of dividends...........................                  2,336,352
  Dividends and distributions paid...................................................                (18,432,729)
                                                                                                   -------------
  Net Cash Used by Financing Activities..............................................                (16,096,377)
                                                                                                   -------------

Net Increase in Cash.................................................................                         27
Cash at Beginning of Year............................................................                        657
                                                                                                   -------------
Cash at End of Year..................................................................              $         684
                                                                                                   -------------
                                                                                                   -------------

                 See accompanying notes to financial statements.

                                                                                                         Page 13


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C
     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended November 30, 1998, the Fund paid interest expense of $3,098,004.

2.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS
         The Fund has entered into a management agreement with Value Advisors LLC (the "Investment Manager"), a subsidiary of PIMCO Advisors L.P., pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.
         The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.
         The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.
         At November 30, 1998 the Investment Adviser owned 4,849 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.
         All Officers and two Directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

3.   PORTFOLIO ACTIVITY AND TAX INFORMATION
     Cost of purchases and proceeds from sales of securities, excluding short-term investments for the six months ended November 30, 1998 aggregated $247,728,520 and $255,956,538, respectively. The federal income tax cost basis of the Fund's investments at November 30, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $12,577,059 and $52,838,232, respectively, resulting in a net unrealized depreciation on investments of $40,261,173.

4.   BANK LOAN
     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six-month LIBOR plus 0.5% and the maturity date is April 30, 1999. The collateral for the loan was valued at $213,785,514 on November 30, 1998 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

5.   LOAN PARTICIPATIONS/ASSIGNMENTS
     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at November 30, 1998 was $46,950,322.
     In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
     The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

6.   "WHEN AND IF" ISSUED BONDS
     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited) (concluded)

7.   CREDIT AND MARKET RISK
     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At November 30, 1998, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK
     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of November, 30, 1998, the Fund has an outstanding contract to sell 589,000,000 Japanese Yen for US $4,881,081 for a scheduled settlement of December 28, 1998.
     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. As of November 30, 1998, the Fund did not have any outstanding option transactions.

9.   DIVIDEND SUBSEQUENT TO NOVEMBER 30, 1998
     On December 1, 1998, the Board of Directors of the Fund declared a common stock dividend of $0.566 per share from net investment income, and distributions of $0.407 per share from realized net short-term capital gains and $0.469 per share from realized net long-term capital gains. The dividend and distributions were payable on December 24, 1998 to shareholders of record December 15, 1998.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Financial Highlights

Selected data for a share of common stock outstanding throughout the period:


                                            PERIOD ENDED
                                            NOVEMBER 30,                   YEAR ENDED
                                                            ----------------------------------------
                                                1998        MAY 29,    MAY 31,   MAY 31,     MAY 31,
                                             (UNAUDITED)     1998       1997      1996        1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $15.03        $17.19    $13.54     $10.77     $12.97
                                              ------        ------    ------     ------     ------
Net investment income.....................      0.92          1.68      1.74       1.92       1.69
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................     (4.68)        (0.86)     3.56       2.50      (2.24)
                                              ------        ------    ------     ------     ------
Total from investment operations..........     (3.76)         0.82      5.30       4.42      (0.55)
                                              ------        ------    ------     ------     ------
Dividends to shareholders from net
   investment income......................     (0.83)        (1.59)    (1.50)     (1.29)     (1.36)
Dividends to shareholders from net
   realized capital gains.................       --          (1.39)    (0.15)     (0.36)     (0.29)
                                              ------        ------    ------     ------     ------
Total dividends and
   distributions to shareholders..........     (0.83)        (2.98)    (1.65)     (1.65)     (1.65)
                                              ------        ------    ------     ------     ------
Net increase (decrease) in net asset value     (4.59)        (2.16)     3.65       2.77      (2.20)
                                              ------        ------    ------     ------     ------
Net asset value, end of period............    $10.44        $15.03    $17.19     $13.54     $10.77
                                              ======        ======    ======     ======     ======
Per share market value, end of period.....    $11.50      $15.4375    $15.75     $13.88     $11.88
                                              ======      ========    ======     ======     ======
Total investment return based on market
   price per share (a)....................    -19.78%        17.51%    26.84%     32.72%     -2.18%
Ratios to Average Net Assets:
   Total expenses, including interest
       expense............................      3.94%(b)      3.14%     3.34%      4.21%      4.41%
   Total expenses, excluding interest
       expense (operating expenses).......      1.41%(b)      1.35%     1.37%      1.43%      1.45%
   Net investment income..................     16.55%(b)     10.16%    11.29%     16.20%     15.42%
Supplemental Data:
   Net assets, end of period (000)........  $235,027      $335,080  $377,252   $295,949   $235,372
   Portfolio turnover rate................        74%          136%      172%        94%        58%
   Bank loan outstanding, end of period
     (000)................................  $100,000      $100,000  $100,000   $100,000   $100,000
   Interest rate on bank loan, end of
     period...............................   5.57859%      6.28125%     6.50%   6.60156%    7.5625%
   Weighted average bank loan (000).......  $100,000      $100,000  $100,000   $100,000   $100,000
   Weighted average interest rate.........      6.33%(b)      6.46%     6.67%      7.21%      7.12%


-----------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.


                                                                                           Page 19


T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited)*


                                                                                  NET REALIZED GAIN
                                                                                  (LOSS) & CHANGE IN
                                                        NET INVESTMENT             NET UNREALIZED
                                                            INCOME           APPRECIATION (DEPRECIATION)
                                                                     PER                       PER
QUARTERS ENDED                                         TOTAL        SHARE         TOTAL       SHARE
-------------------------------------------------------------------------------------------------------------------
August 31, 1994.............................        $  8,536     $  .39       $  (5,787)   $  (.27)

November 30, 1994...........................           9,293        .42         (21,503)      (.98)

February 28, 1995...........................           9,157        .42         (53,616)     (2.45)

May 31, 1995................................          10,039        .46          31,849       1.46

August 31, 1995.............................          10,387        .48           3,358        .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

November 30, 1996...........................           9,927        .46          39,475       1.80

February 28, 1997...........................           8,948        .40          19,218        .88

May 31, 1997................................           9,003        .41           4,101        .19

August 31, 1997.............................           8,485        .39          17,668        .80

November 30, 1997...........................           8,725        .39         (26,874)     (1.21)

February 27, 1998...........................           9,829        .45           5,778        .25

May 29, 1998................................           9,661        .45         (15,385)      (.70)

August 31, 1998.............................           9,371        .42        (170,243)     (7.62)

November 30, 1998...........................          11,344        .50          65,572       2.94


------------
 *Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment management services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I  I N C

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.
LESLIE H. GELB
      President, The Council
      on Foreign Relations
HEATH B. MCLENDON
      Co-Chairman of the Board
      Managing Director, Smith Barney Inc.
      President and Director, Mutual
      Management Corp. and
      Travelers Investment Advisors, Inc.
      Chairman, Smith Barney
      Strategy Advisors Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
WILLIAM D. CVENGROS
      Co-Chairman of the Board
HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      President
LEWIS E. DAIDONE
      Executive Vice President & Treasurer
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON B. SCHOTT, JR.
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Assistant Controller

The Emerging Markets
Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Value Advisors LLC
      800 Newport Center Drive
      Newport Beach, California 92660

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EDF

                 The Emerging Markets
                 Income Fund II Inc


                 Semi-Annual Report
                 November 30, 1998







-------------------------------------------------------------
                      The Emerging Markets Income Fund II Inc
                      --------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169